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                                                                   EXHIBIT 10.22


                        GUARANTY AND SURETYSHIP AGREEMENT


         FOR VALUE RECEIVED and intending to be legally bound, in consideration of credit given, or to be given, advances made or to be made, or other financial accommodations from time to time afforded or to be afforded to Borrower (as hereinafter defined), the undersigned (the "Guarantor") hereby, unconditionally and irrevocably guarantees and becomes surety to Bank of America, N.A., its successors and assigns ("Bank"), for the due and punctual payment and performance of the Obligations (as hereinafter defined), as and when such payment or performance shall respectively become due, payable, and/or performed in accordance with the terms of the Obligations, whether at maturity or by declaration, acceleration, or otherwise. This Agreement is executed and delivered pursuant to the Loan Agreement (as hereinafter defined). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

                                 I. DEFINITIONS

         As used herein, the following terms shall have the indicated meanings:

         "Agreement" means this Guaranty and Suretyship Agreement and all modifications, renewals, extensions, and amendments hereto.

         "Borrower" means ARC of Bellingham, L.P. a Tennessee limited partnership.

         "Collateral" means the collateral securing, or which may in the future secure the Obligations.

         "Loan Agreement" means that certain Loan and Security Agreement of even date herewith, among the Borrower, Bank and Guarantor, together with any amendments, renewals, extensions, or restatements thereof.

         "Note" means the Promissory Note of even date herewith, in the original principal amount of $2,000,000, made by Borrower and payable to Bank, together with all amendments, renewals and extensions thereof.

         "Obligations" means and includes (i) all indebtedness of Borrower to Bank evidenced by the Note, and all other indebtedness of Borrower to Bank, whether such indebtedness is direct or indirect, absolute or contingent, joint or several, together with any and all indebtedness created or incurred under any extension, renewal, refinancing, or refunding of such indebtedness in whole or in part, whether on account of principal, interest, or otherwise (including, without limitation, any interest which accrues after the commencement of any case, proceeding, or other action relating to the bankruptcy, insolvency, or reorganization of Borrower), (ii) payment, performance, and discharge of all other obligations of Borrower under the


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Loan Documents, (iii) all costs and expenses, including without limitation reasonable attorneys' fees, incurred by Bank in the collection or attempted collection of any indebtedness included in the Obligations, and in the administration of the Obligations, and (iv) all future advances made by Bank for the maintenance, preservation, protection, or enforcement of, or realization upon, the property subjected and intended to be subjected to the lien and security interest in the Collateral, or any portion thereof, including without limitation advances for storage, transportation charges, taxes, insurance, repairs, and the like.

                                  II. COVENANTS

         1. The obligations of Guarantor under this Agreement shall be continuing, absolute, and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged, or in any way affected by: (1) any amendment, extension, modification of, or supplement to the Loan Documents, including without limitation an increase in the principal indebtedness evidenced by the Note; (2) any exercise or nonexercise of or delay in exercising any right, remedy, power, or privilege under or in respect of this Agreement, the Loan Agreement, or any of the other Loan Documents (even if any such right, remedy, power, or privilege shall be lost thereby), or any waiver, consent, indulgence, or other action or inaction in respect thereof; (3) any lack of diligence, failure, neglect, or omission on the part of Bank to make any demand or protest or to give any notice of dishonor or default; (4) any failure or omission of Bank to realize upon or protect any of the Collateral, to exercise or enforce any lien upon the Collateral, or to exercise any right of set-off; (5) any bankruptcy, insolvency, arrangement, composition, assignment for the benefit of creditors, or similar proceeding commenced by or against Borrower or Guarantor; (6) any failure to perfect or continue perfection of, or any release or waiver of, any rights given to Bank with respect to any property as security for the performance of any of Borrower's or Guarantor's obligations under the Loan Agreement, the Note, or any other Loan Document; (7) any extension of time for payment or performance of any of the Obligations; (8) dissolution (voluntarily or involuntarily) of Guarantor; (9) the genuineness, validity, or enforceability of the Loan Documents; (10) any limitation of liability of Borrower or Guarantor contained in the Loan Documents; (11) any defense that may arise by reason of the failure of Bank to file or enforce a claim against the Borrower or Guarantor in any bankruptcy or other proceeding;
(12) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the property of Borrower or Guarantor, the marshalling of assets and liabilities, or other similar proceeding affecting Borrower or any of its assets; (13) the release of Borrower or Guarantor from the performance or observance of any of the agreements, covenants, terms, or conditions contained in the Loan Documents by operation of law; (14) the release or discharge of any other surety or guarantor of the Obligations; or (15) any other circumstances which might otherwise constitute a legal or equitable discharge of, or defense available to, a guarantor or surety.


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         2.       Guarantor agrees that so long as this Agreement is in effect
Guarantor will maintain Guarantor's corporate existence and will not dissolve or otherwise dispose of all or substantially all of Guarantor's assets.

                                  III. WAIVERS

         1. Guarantor hereby waives and agrees not to exercise any rights which it may acquire by way of subrogation or reimbursement under this Guaranty as a result of any payment made hereunder or otherwise.

         2. Guarantor hereby waives (a) any presentment for payment, notice of nonpayment, demand, protest, or notice of acceptance of this Agreement, (b) any right to notice of advances made to Borrower from time to time under the provisions of the Loan Documents, and (c) any notice of any matters described or referred to in Article II above.

         3. Guarantor hereby further waives any and all notice of every kind to which Guarantor might otherwise be entitled with respect to the incurring of any further or increased obligation or liability by Borrower to Bank, the demand for payment or the payment of all or any obligations or liabilities of the Borrower or Guarantor to Bank (whether now existing or hereafter arising) or the presentment of any instrument for payment at any time in connection with any obligation or liability of the Borrower or Guarantor or the protest or nonpayment thereof. Guarantor hereby further waives, surrenders, and agrees not to claim or enforce (i) any right to be subrogated in whole or in part of any right or claim of Bank against the Borrower or Guarantor arising under the Loan Documents or any other collateral given to Bank as security for the payment or performance of the Obligations and (ii) any right to require the marshalling of any assets of the Borrower or Guarantor, which right of subrogation or marshalling might otherwise arise from any partial payment of the Obligations by Guarantor. Guarantor hereby further waives all applicable statutes of limitation which may exist at any time in favor of Guarantor.

                       IV. REPRESENTATIONS AND WARRANTIES

         Guarantor represents, warrants, and covenants to and with Bank that:

         1. Guarantor acknowledges that this Agreement is necessary to induce Bank to advance the credit for the Obligations and Guarantor is willing and able to deliver this Agreement because Guarantor will receive direct and material benefit from Bank's extension of credit to Borrower.

         2. Guarantor is now and will be completely familiar with the business, operations, and condition of Borrower and Guarantor hereby waives and relinquishes any duty on the part of Bank to disclose any matter, fact, or thing



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relating to the business, operation, or condition of Borrower now known or hereafter known by Bank.

                           V. DEFAULT AND ENFORCEMENT

         1. In addition to all liens upon and rights of set-off against moneys, securities, or other property of Guarantor given to Bank by law or equity, Bank shall have a lien upon, security interest in, and right of immediate set-off against all moneys, instruments, notes, bonds, commercial paper, securities, and other property of Guarantor now or hereafter in the possession of or on deposit with Bank, whether held in a general or special account for deposit, safe-keeping, or otherwise. Every such lien and right of set-off may be exercised after the occurrence of an Event of Default under the Loan Agreement (and expiration of all notice and cure periods), or a default by Guarantor under this Agreement, and expiration of applicable cure periods, without further notice or demand to Guarantor, and Bank may sell or cause to be sold, at public or private sale, in any manner and place which may be lawful, for cash or credit and upon such terms as Bank may see fit, and without demand or notice to Guarantor, all or any of such property, and Bank or any other person may purchase such property, rights, or interests so sold and thereafter hold the same free of any claim or right of whatsoever kind, including any right of equity or redemption of Guarantor, such demand, notice, or right of equity or redemption being hereby expressly waived and released.

         2. Each and every right, remedy, and power hereby granted to Bank or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Bank at any time and from time to time. In the event that the Obligations of Borrower to Bank exceed in any respect any amount by which this Agreement may be limited, any payments by Borrower, or any collections or recovery by Bank from any sources other than this Agreement, may be applied first by Bank to any portion of the Obligations which exceeds the limits of this Agreement.

         3. Notwithstanding anything contained in this Agreement or in the Loan Documents to the contrary, Guarantor shall be in default under this Agreement upon the occurrence of an Event of Default under the Loan Agreement (and expiration of applicable cure periods). Upon the occurrence of any such default, Bank may, at its option, accelerate the indebtedness evidenced and secured by the Loan Documents.

         4. This shall be an agreement of suretyship as well as of guaranty, and Bank may proceed directly against Guarantor whenever any payment or performance required pursuant to the Obligations is not made or rendered to Bank without being required to make demand upon or proceed first against Borrower or any other person or entity, or against any security for Borrower's or Guarantor's Obligations under the Loan Documents or hereunder, or exhaust its remedies



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against Borrower or any other surety or guarantor. It is expressly agreed that
Bank may at any time following an Event of Default under the Loan Agreement or a default by Guarantor hereunder, make demand for payment on, or bring a claim against, Guarantor.

         5. If Bank employs counsel to enforce this Agreement by suit or otherwise, Guarantor will reimburse Bank, upon demand, for all expenses incurred in connection therewith (including, without limitation, reasonable attorneys' fees), whether or not suit is actually instituted.

         6. Guarantor irrevocably: (a) agrees that Bank or any other holder or holders of the Note may bring suit, action, or other legal proceedings arising out of this Guaranty or the transactions contemplated hereby in the courts of the State of Tennessee, sitting in Nashville, Davidson County, Tennessee, or the courts of the United States for the Middle District of Tennessee, sitting in Nashville, Davidson County, Tennessee, but shall not be restricted to such courts; (b) consents to the jurisdiction of each such court in any such suit, action, or proceeding; and (c) waives any objection which Guarantor may have to the laying of the venue of any such suit, action, or proceeding in any of such courts.

                             VI. GUARANTY LIABILITY

         1. Guarantor's obligations hereunder and under the other Loan Documents shall be in an amount (such amount being referred to herein as the "Maximum Guaranty Liability") equal to, but not in excess of, the maximum liability permitted under Title 11 of the United States Code, any other state or federal laws governing bankruptcy, suspension of payments, reorganization, arrangement, adjustment of debts, dissolution, insolvency, relief of debtors or creditors' rights and any other similar laws ("Applicable Bankruptcy Law"). To the extent such obligations otherwise would be subject to avoidance under Applicable Bankruptcy Law, if Guarantor is deemed not to have received valuable consideration, fair value or reasonably equivalent value for its obligations hereunder or under the other Loan Documents, Guarantor's obligations hereunder and under the other Loan Documents shall be reduced to that amount which, after giving effect thereto, would not render Guarantor insolvent, or leave Guarantor with an unreasonably small capital to conduct its business, or cause Guarantor to have incurred debts (or to be deemed to have intended to incur debts), beyond its ability to pay such debts as they mature, at the time such obligations are deemed to have been incurred under Applicable Bankruptcy Law. As used herein, the terms "insolvent" and "unreasonably small capital" shall likewise be determined in accordance with Applicable Bankruptcy Law. This Paragraph 1 is intended solely to preserve the rights of the Bank hereunder and under the other Loan Documents to the maximum extent permitted by Applicable Bankruptcy Law, and neither the Guarantor nor any other person or entity shall have any right or claim under this Paragraph 1 that otherwise would not be available under Applicable Bankruptcy



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Law. Guarantor agrees that the Obligations at any time and from time to time may exceed the Maximum Guaranty Liability of Guarantor, without impairing this Guaranty or affecting the rights and remedies of the Bank hereunder.

                               VII. MISCELLANEOUS

         1. In the event Bank is required at any time to refund or repay to any person for any reason any sums collected by it on account of the obligations subject to this Agreement, including but not limited to sums repaid to a Trustee in Bankruptcy as a result of an avoided preferential transfer or fraudulent conveyance, Guarantor agrees that all such sums shall be subject to the terms of this Agreement and that Bank shall be entitled to recover such sums from Guarantor notwithstanding the fact that this Agreement previously may have been returned to Guarantor or that Guarantor previously may have been discharged from further liability under this Agreement.

         2. Any notice, demand, or request by Bank to Guarantor or by Guarantor to Bank shall be in writing and shall be given in accordance with the Loan Agreement.

         3. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between Guarantor and Bank with respect to the subject matter hereof. If any clause, provision, or section of this Agreement is determined to be illegal or invalid by any court, the invalidity of such clause, provision, or section shall not affect any of the remaining clauses, provisions, or sections hereof and this Agreement shall be construed and enforced as if such illegal or invalid clause, provision, or section had not been contained herein. In case any agreement or obligation contained in this Agreement be held to be in violation of law, then such agreement or obligation shall be deemed to be the agreement or obligation of Guarantor, as the case may be, to the full extent permitted by law.

         4. No set-off, claim, reduction, or diminution of any obligation or defense of any kind or nature, which Guarantor or Borrower has or may have against Bank, shall be available hereunder to Guarantor against Bank.

         5. No act of commission or omission of any kind or at any time on the part of Bank in respect of any matter whatsoever shall in any way effect or impair this Agreement. This Agreement is in addition to and no in substitution for or discharge of any other suretyship held by Bank.

         6. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Tennessee. The invalidity or unenforceability of any one or more phrases, sentences, clauses, or provisions in this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement or any part thereof.



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         7.       This Agreement shall bind Guarantor and Guarantor's successors and assigns and the benefits hereof shall inure to its successors and assigns. Bank may, without any notice whatsoever to Guarantor, sell, assign, or transfer all or any part of the Obligations, and in that event each and every immediate and successive assignee, transferee, or holder of all or any part of the Obligations shall have the right to enforce this Agreement, by suit or otherwise, for the benefit of such assignee, transferee, or holder, as fully as though such assignee, transferee, or holder were herein by name given such rights, powers, and benefits; provided, however, that Bank shall have an unimpaired right, prior and superior to that of any assignee, transferee, or holder, to enforce this Agreement for the benefit of Bank as to so much of the Obligation that Bank has not sold, assigned, or transferred.



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         WITNESS the due execution hereof this 7th day of September, 1999.

SYMBION AMBULATORY RESOURCE
CENTRES, INC.


BY: /s/ Jeff Bogle
   ----------------------------------------
TITLE: Chief Financial Officer
      -------------------------------------



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